Exhibit 99.2

CARD SERIES SCHEDULE TO

MONTHLY NOTEHOLDERS’ STATEMENT

Date:                                                                    December 9, 2003

CAPITAL ONE MULTI-ASSET EXECUTION TRUST, ASSET POOL 1

Monthly Period Ending: November 30, 2003

Reference is made to the Series 2002-CC Supplement (the “Series 2002-CC Supplement”), dated as of October 9, 2002, between Capital One Funding, LLC, a Virginia limited liability company (“Funding”), as Transferor, Capital One Bank, a Virginia banking corporation (the “Bank”), as Servicer, and The Bank of New York, as Trustee, and the Indenture (the “Indenture”), dated as of October 9, 2002, between Capital One Multi-asset Execution Trust, as Issuer, and The Bank of New York, as Indenture Trustee.  Terms used herein and not defined herein have the meanings ascribed to them in the Series 2002-CC Supplement, the Indenture and the related Indenture Supplements, as applicable.

The following computations are prepared with respect to the Transfer Date of December 12, 2003 and with respect to the performance of the Trust during the related Monthly Period.

A. Targeted Deposits to Interest Funding sub-Accounts:

	Targeted Deposit to Interest Funding sub- Account	Actual Deposit to Interest Funding sub- Account	Interest Funding sub- account Balance prior to Withdrawals	Interest Funding sub- Account Earnings
Class A (2002-1)	540,555.56	540,555.56	540,555.56	0.00
Class A (2002-2)	611,333.33	611,333.33	611,333.33	0.00
Class A (2003-1)	1,409,333.33	1,409,333.33	1,409,333.33	0.00
Class A (2003-A)	476,637.38	476,637.38	476,637.38	0.00
Class A (2003-2)	478,333.33	478,333.33	478,333.33	0.00
Class A (2003-3)	532,777.78	532,777.78	532,777.78	0.00
Class A (2003-4)	2,281,250.00	2,281,250.00	2,281,250.00	0.00
Class A (2003-5)	548,333.33	548,333.33	548,333.33	0.00
Class A (2003-6)	1,229,166.67	1,229,166.67	1,229,166.67	0.00
Class A (2003-7)	650,000.00	650,000.00	650,000.00	0.00

Class B (2002-1)	490,000.00	490,000.00	490,000.00	0.00
Class B (2003-1)	356,222.22	356,222.22	356,222.22	0.00
Class B (2003-2)	437,500.00	437,500.00	437,500.00	0.00
Class B (2003-3)	562,500.00	562,500.00	562,500.00	0.00
Class B (2003-4)	298,666.67	298,666.67	298,666.67	0.00
Class B (2003-5)	798,333.33	798,333.33	798,333.33	0.00
Class B (2003-6)	286,458.33	286,458.33	286,458.33	0.00

Class C (2002-1)	451,500.00	451,500.00	451,500.00	0.00
Class C (2003-A)	339,888.89	339,888.89	339,888.89	0.00
Class C (2003-B)	500,776.45	500,776.45	500,776.45	0.00
Class C (2003-1)	713,611.11	713,611.11	713,611.11	0.00
Class C (2003-2)	810,000.00	810,000.00	810,000.00	0.00
Class C (2003-3)	655,277.78	655,277.78	655,277.78	0.00
Class C (2003-4)	1,250,000.00	1,250,000.00	1,250,000.00	0.00

B. Interest to be paid on the corresponding Distribution Date:

	CUSIP Number	Interest Payment Date	Total Amount of Interest to be paid	Per $1000
Class A (2002-1)	14041NAC5	15-Dec-03	540,555.56	1.0811111111
Class A (2002-2)	14041NAD3	15-Dec-03	611,333.33	1.0188888889
Class A (2003-1)	14041NAJ0	15-Dec-03	1,409,333.33	1.1744444444
Class A (2003-A)		15-Dec-03	476,637.38	1.1915934472
Class A (2003-2)	14041NAR2	15-Dec-03	478,333.33	0.9566666667
Class A (2003-3)	14041NAS0	15-Dec-03	532,777.78	1.0655555556
Class A (2003-4)	14041NAW1	15-Dec-03	2,281,250.00	3.0416666667
Class A (2003-5)	14041NAX9	15-Dec-03	548,333.33	1.0966666667
Class A (2003-6)	14041NAY7	15-Dec-03	1,229,166.67	2.4583333333
Class A (2003-7)	14041NBC4	15-Dec-03	650,000.00	0.8666666667

Class B (2002-1)	14041NAA9	15-Dec-03	490,000.00	1.4000000000
Class B (2003-1)	14041NAK7	15-Dec-03	356,222.22	1.7811111111
Class B (2003-2)	14041NAL5	15-Dec-03	437,500.00	2.9166666667
Class B (2003-3)	14041NAT8	15-Dec-03	562,500.00	3.7500000000
Class B (2003-4)	14041NAU5	15-Dec-03	298,666.67	1.4933333333
Class B (2003-5)	14041NBA8	15-Dec-03	798,333.33	5.3222222222
Class B (2003-6)	14041NBB6	15-Dec-03	286,458.33	1.1458333333

Class C (2002-1)	14041NAB7	15-Dec-03	451,500.00	3.0100000000
Class C (2003-A)	14041NAE1	15-Dec-03	339,888.89	3.3988888889
Class C (2003-B)		15-Dec-03	500,776.45	3.3385096444
Class C (2003-1)	14041NAP6	15-Dec-03	713,611.11	2.8544444444
Class C (2003-2)	14041NAQ4	15-Dec-03	810,000.00	3.6000000000
Class C (2003-3)	14041NAV3	15-Dec-03	655,277.78	2.6211111111
Class C (2003-3)	14041NAZ4	15-Dec-03	1,250,000.00	5.0000000000

C. Targeted Deposits to Principal Funding sub-Accounts:

	Targeted Deposit to Principal Funding sub- Account	Actual Deposit to Principal Funding sub- Account	Principal Funding sub- account Balance prior to Withdrawals	Principal Funding sub- Account Earnings

NOTHING TO REPORT

D. Principal to be paid on the Distribution Date:

	CUSIP Number	Principal Payment Date	Total Amount of Principal to be paid	Per 1000

NOTHING TO REPORT

E. Targeted Deposits to Class C Reserve sub-Accounts:

	Targeted Deposit to Class C Reserve sub- Account	Actual Deposit to Class C Reserve sub- Account	Class C Reserve sub- Account Balance prior to Withdrawals	Class C Reserve sub- Account Earnings

NOTHING TO REPORT

F. Withdrawals to be made from Class C Reserve sub-Accounts:

	Withdrawals for Interest	Withdrawals for Principal	Class C Reserve sub- Account Balance after Withdrawals

NOTHING TO REPORT

G. Targeted Deposits to Class D Reserve sub-Accounts:

	Targeted Deposit to Class D Reserve sub- Account	Actual Deposit to Class D Reserve sub- Account	Class D Reserve sub- Account Balance prior to Withdrawals	Class D Reserve sub- Account Earnings

NOTHING TO REPORT

H. Withdrawals to be made from Class D Reserve sub-Accounts:

	Withdrawals for Interest	Withdrawals for Principal	Class D Reserve sub- Account Balance after Withdrawals

NOTHING TO REPORT

I. Targeted Deposits to Accumulation Reserve sub-Accounts:

	Targeted Deposit to Accumulation Reserve sub-Account	Actual Deposit to Accumulation Reserve sub-Account	Accumulation Reserve sub-Account Balance prior to Withdrawals	Accumulation Reserve sub-Account Earnings

NOTHING TO REPORT

J. Withdrawals to be made from Accumulation Reserve sub-Accounts:

	Withdrawal Amount	Accumulation Reserve sub-Account Balance after Withdrawals

NOTHING TO REPORT

K. Outstanding Dollar Principal Amount and Nominal Liquidation Amount for the related Monthly Period:

(as of the end of the related Monthly Period)

	Initial Dollar Principal Amount	Outstanding Dollar Principal Amount	Adjusted Outstanding Dollar Principal Amount	Nominal Liquidation Amount
Class A (2002-1)	500,000,000.00	500,000,000.00	500,000,000.00	500,000,000.00
Class A (2002-2)	600,000,000.00	600,000,000.00	600,000,000.00	600,000,000.00
Class A (2003-1)	1,200,000,000.00	1,200,000,000.00	1,200,000,000.00	1,200,000,000.00
Class A (2003-A)	400,000,000.00	400,000,000.00	400,000,000.00	400,000,000.00
Class A (2003-2)	500,000,000.00	500,000,000.00	500,000,000.00	500,000,000.00
Class A (2003-3)	500,000,000.00	500,000,000.00	500,000,000.00	500,000,000.00
Class A (2003-4)	750,000,000.00	750,000,000.00	750,000,000.00	750,000,000.00
Class A (2003-5)	500,000,000.00	500,000,000.00	500,000,000.00	500,000,000.00
Class A (2003-6)	500,000,000.00	500,000,000.00	500,000,000.00	500,000,000.00
Class A (2003-7)	750,000,000.00	750,000,000.00	750,000,000.00	750,000,000.00

Class B (2002-1)	350,000,000.00	350,000,000.00	350,000,000.00	350,000,000.00
Class B (2003-1)	200,000,000.00	200,000,000.00	200,000,000.00	200,000,000.00
Class B (2003-2)	150,000,000.00	150,000,000.00	150,000,000.00	150,000,000.00
Class B (2003-3)	150,000,000.00	150,000,000.00	150,000,000.00	150,000,000.00
Class B (2003-4)	200,000,000.00	200,000,000.00	200,000,000.00	200,000,000.00
Class B (2003-5)	150,000,000.00	150,000,000.00	150,000,000.00	150,000,000.00
Class B (2003-6)	250,000,000.00	250,000,000.00	250,000,000.00	250,000,000.00

Class C (2002-1)	150,000,000.00	150,000,000.00	150,000,000.00	150,000,000.00
Class C (2003-A)	100,000,000.00	100,000,000.00	100,000,000.00	100,000,000.00
Class C (2003-B)	150,000,000.00	150,000,000.00	150,000,000.00	150,000,000.00
Class C (2003-1)	250,000,000.00	250,000,000.00	250,000,000.00	250,000,000.00
Class C (2003-2)	225,000,000.00	225,000,000.00	225,000,000.00	225,000,000.00
Class C (2003-3)	250,000,000.00	250,000,000.00	250,000,000.00	250,000,000.00
Class C (2003-4)	250,000,000.00	250,000,000.00	250,000,000.00	250,000,000.00

Class D (2002-1)		137,440,253.15	137,440,253.15	137,440,253.15

L. Class A Usage of Class B, C and D Subordination Amounts:

	Class A Usage of Class B Subordination Amount for this Monthly Period	Class A Usage of Class C Subordination Amount for this Monthly Period	Class A Usage of Class D Subordination Amount for this Monthly Period	Cumulative Class A Usage of Class B Subordination Amount	Cumulative Class A Usage of Class C Subordination Amount	Cumulative Class A Usage of Class D Subordination Amount

NOTHING TO REPORT

M. Class B Usage of Class C and D Subordination Amounts:

	Class B Usage of Class C Subordination Amount for this Monthly Period	Class B Usage of Class D Subordination Amount for this Monthly Period	Cumulative Class B Usage of Class C Subordination Amount	Cumulative Class B Usage of Class D Subordination Amount

NOTHING TO REPORT

N. Class C Usage of Class D Subordination Amounts:

	Class C Usage of Class D Subordination Amount for this Monthly Period	Cumulative Class C Usage of Class D Subordination Amount

NOTHING TO REPORT

O. Required and Available Subordination Amount to Class A, B and C Notes:

(as of the Determination Date, after taking into account all allocations expected to occur on the Distribution Date)

	Required Subordination Amount from Class B Notes	Available Subordination Amount from Class B Notes	Required Subordination Amount from Class C Notes	Available Subordination Amount from Class C Notes	Required Subordination Amount from Class D Notes	Available Subordination Amount from Class D Notes
Class A (2002-1)	61,538,500.00	61,538,500.00	44,615,500.00	44,615,500.00	9,231,000.00	9,231,000.00
Class A (2002-2)	73,846,200.00	73,846,200.00	53,538,600.00	53,538,600.00	11,077,200.00	11,077,200.00
Class A (2003-1)	147,692,400.00	147,692,400.00	107,077,200.00	107,077,200.00	22,154,400.00	22,154,400.00
Class A (2003-A)	49,230,800.00	49,230,800.00	35,692,400.00	35,692,400.00	7,384,800.00	7,384,800.00
Class A (2003-2)	61,538,500.00	61,538,500.00	44,615,500.00	44,615,500.00	9,231,000.00	9,231,000.00
Class A (2003-3)	61,538,500.00	61,538,500.00	44,615,500.00	44,615,500.00	9,231,000.00	9,231,000.00
Class A (2003-4)	92,307,750.00	92,307,750.00	66,923,250.00	66,923,250.00	13,846,500.00	13,846,500.00
Class A (2003-5)	61,538,500.00	61,538,500.00	44,615,500.00	44,615,500.00	9,231,000.00	9,231,000.00
Class A (2003-6)	61,538,500.00	61,538,500.00	44,615,500.00	44,615,500.00	9,231,000.00	9,231,000.00
Class A (2003-7)	92,307,750.00	92,307,750.00	66,923,250.00	66,923,250.00	13,846,500.00	13,846,500.00
Class B (2002-1)			146,712,821.70	146,712,821.70	30,355,070.49	30,355,070.49
Class B (2003-1)			83,835,898.12	83,835,898.12	17,345,754.57	17,345,754.57
Class B (2003-2)			62,876,923.59	62,876,923.59	13,009,315.93	13,009,315.93
Class B (2003-3)			62,876,923.59	62,876,923.59	13,009,315.93	13,009,315.93
Class B (2003-4)			83,835,898.12	83,835,898.12	17,345,754.57	17,345,754.57
Class B (2003-5)			62,876,923.59	62,876,923.59	13,009,315.93	13,009,315.93
Class B (2003-6)			104,794,872.64	104,794,872.64	21,682,193.21	21,682,193.21
Class C (2002-1)					14,993,482.16	14,993,482.16
Class C (2003-A)					9,995,654.77	9,995,654.77
Class C (2003-B)					14,993,482.16	14,993,482.16
Class C (2003-1)					24,989,136.94	24,989,136.94
Class C (2003-2)					22,490,223.24	22,490,223.24
Class C (2003-3)					24,989,136.94	24,989,136.94
Class C (2003-4)					24,989,136.94	24,989,136.94

P. Nominal Liquidation Amount for Tranches of Notes Outstanding:

(as of Determination Date, after taking into account all allocations expected to occur on the Distribution Date)

	Beginning Nominal Liquidation Amount	Increase due to issuance of additional Notes or accretions of Principal for Discount Notes	Withdrawal from Principal Funding sub- Account	Reimbursements of Nominal Liquidation Amount from Available Funds	Reductions due to reallocation of Card Series Principal Amounts	Reduction due to Investor Charge-offs	Reductions due to deposits into the Principal Funding sub- Account	Ending Nominal Liquidation Amount
Class A (2002-1)	500,000,000.00	—	—	—	—	—	—	500,000,000.00
Class A (2002-2)	600,000,000.00	—	—	—	—	—	—	600,000,000.00
Class A (2003-1)	1,200,000,000.00	—	—	—	—	—	—	1,200,000,000.00
Class A (2003-A)	400,000,000.00	—	—	—	—	—	—	400,000,000.00
Class A (2003-2)	500,000,000.00	—	—	—	—	—	—	500,000,000.00
Class A (2003-3)	500,000,000.00	—	—	—	—	—	—	500,000,000.00
Class A (2003-4)	750,000,000.00	—	—	—	—	—	—	750,000,000.00
Class A (2003-5)	500,000,000.00	—	—	—	—	—	—	500,000,000.00
Class A (2003-6)	500,000,000.00	—	—	—	—	—	—	500,000,000.00
Class A (2003-7)	750,000,000.00	—	—	—	—	—	—	750,000,000.00

Class B (2002-1)	350,000,000.00	—	—	—	—	—	—	350,000,000.00
Class B (2003-1)	200,000,000.00	—	—	—	—	—	—	200,000,000.00
Class B (2003-2)	150,000,000.00	—	—	—	—	—	—	150,000,000.00
Class B (2003-3)	150,000,000.00	—	—	—	—	—	—	150,000,000.00
Class B (2003-4)	200,000,000.00	—	—	—	—	—	—	200,000,000.00
Class B (2003-5)	150,000,000.00	—	—	—	—	—	—	150,000,000.00
Class B (2003-6)	250,000,000.00	—	—	—	—	—	—	250,000,000.00

Class C (2002-1)	150,000,000.00	—	—	—	—	—	—	150,000,000.00
Class C (2003-A)	100,000,000.00	—	—	—	—	—	—	100,000,000.00
Class C (2003-B)	150,000,000.00	—	—	—	—	—	—	150,000,000.00
Class C (2003-1)	250,000,000.00	—	—	—	—	—	—	250,000,000.00
Class C (2003-2)	225,000,000.00	—	—	—	—	—	—	225,000,000.00
Class C (2003-3)	250,000,000.00	—	—	—	—	—	—	250,000,000.00
Class C (2003-4)	250,000,000.00	—	—	—	—	—	—	250,000,000.00

Class D (2002-1)	137,440,253.15	—	—	—	—	—	—	137,440,253.15

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this ninth day of December, 2003.

Capital One Bank,
as Administrator

By:	/s/ Steve Cunningham
Name: Steve Cunningham
Title: Director, Capital Markets